EXHIBIT 1

Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, each of the parties to this Joint Filing Agreement (this “Agreement”) agrees that the statement on Schedule 13D with respect to the common stock issued by Genaissance Pharmaceuticals, Inc., to which this Agreement is attached as an Exhibit, is filed on behalf of each such party and that any amendments to the attached Schedule 13D will likewise be filed on behalf of each such party.

IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed on June 30, 2005.

RAM TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its
Investment Manager

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Michael J. Allara*
Name:	Michael J. Allara
Title:	Attorney-in-fact

RAM CAPITAL, L.L.C.

By: Ritchie Capital Management, L.L.C., its
Managing Member

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RAM CAPITAL INVESTMENTS, LTD.

By: Ritchie Capital Management, L.L.C., its
Investment Manager

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

THR, INC.

By:	/s/ Michael J. Allara *
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

/s/ A.R. Thane Ritchie
A.R. Thane Ritchie

RITCHIE CAPITAL MANAGEMENT, LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE LONG/SHORT TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE LONG/SHORT (CAYMAN), LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY (CAYMAN), LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE MULTI-STRATEGY, L.L.C.

By: RAM Trading, Ltd., its
Sole Member

By: Ritchie Capital Management, L.L.C., its
Investment Manager

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

RITCHIE SYCAMORE TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its
Sub-Advisor

By:	/s/ Michael J. Allara*
	Name:	Michael J. Allara
	Title:	Attorney-in-fact

* Michael J. Allara is signing on behalf of A.R. Thane Ritchie as attorney-in-fact pursuant to a power of attorney dated March 12, 2004 (filed as Exhibit 2 to the Reporting Persons’ Schedule 13G (Amendment No. 2) relating to the Issuer dated June 29, 2004), which is hereby incorporated by reference herein.